UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of April 1999 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 30 thereof, entered into various agreements relating to Trinity Life Gardens, L.P., a Colorado limited partnership (the "Operating Partnership") on behalf of Series 30 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 2001 (the "Operating Partnership Agreement"), pursuant to which Series 30 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 39 unit apartment complex for Elderly - Special Needs located at Pueblo in Pueblo County, Colorado, which is known as Trinity Life Gardens (the "Apartment Complex"). The Apartment Complex consists of 1 buildings containing SRO units. Amenities include a common reading room, physical therapy room, washer/dryer facilities, common dining room and common kitchen. Construction of the Apartment Complex commenced in February 1999 and was completed in December 1999. 100% Occupancy was achieved in July 2000.

The Operating Partnership expects to receive permanent financing in the amount of $1,500,000 (the "Permanent Mortgage") from Norwest Bank Colorado, N.A. The Permanent Mortgage is expected to bear interest at 8% per annum payable over a 25 year amortization period and a 15 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is A.L. Hill Management Company, LLC, (the "General Partner"). The principal of the General Partner is Michael E. Jansen.

Series 30 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,924,805 to the Operating Partnership in 4 installments as follows:

    $1,443,603 (the "First Installment") on the latest to occur of (i) Tax Credit Set Aside, (ii) Closing of the Mortgage Loan, or (iii) the Admission Date;
    $192,481 (the "Second Installment") on the latest to occur of (i) Substantial Completion, (ii) Cost Certification, (iii) receipt of updated insurance certificate satisfactory to the Special Limited Partner, (iv) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, (v) receipt of a payoff letter form the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract, (vi) confirmation by Boston Capital that outstanding due diligence items and architectural and engineering recommendations listed on Exhibit A hereto have been completed by the General Partner to the reasonable satisfaction of Boston Capital, or (vii) satisfaction of all of the conditions to the payment of the First Installment;
    $96,240 (the "Third Installment") on the latest to occur of (i) State Designation, (ii) receipt of all licenses and certifications necessary for the operation of the Apartment Complex and the admission of, and provision of services to, tenants, or (iii) satisfaction of all of the conditions to the payment of the Second Installment; and
    $192,481 (the "Fourth Installment") on the latest to occur of (i) Initial 100% Occupancy Date, (ii) conversion of the construction loan to a permanent loan in accordance with the Mortgage Loan Documents, (iii) Rental Achievement, (iv) receipt of a valid and recorded Extended Use Commitment and receipt of a subordination agreement subordinating the Mortgage Loans to the Extended Use Commitment, or (v) satisfaction of all of the conditions to the payment of the First, Second and Third Installments.

All of the Installments have been paid by Series 30.

The total Capital Contribution of Series 30 to the Operating Partnership is based on the Operating Partnership receiving $2,873,130 in Tax Credits during the 10-year period commencing in 2000 of which 99.99% ($2,872,843) will be allocated to Series 30 as the Investment Limited Partner of the Operating Partnership.

Series 30 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	50%	80%
Series 30	99.98%	50%	20%
Special Limited Partner	0.01%	0%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 30.

Series 30 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2000 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 13.04 of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $32,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Sections 11.03 and 11.04(A) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $278,000. The Development Fee, of which $95 is deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President